UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 09, 2025

Onto Innovation Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39110	94-2276314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road
Wilmington, Massachusetts		01887
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 253-6200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously announced, on June 27, 2025, Onto Innovation Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Semilab International Zrt. (the “Seller”), Semilab Zrt. and Semilab USA LLC (“Semilab USA”), pursuant to which the Company agreed to acquire all of the outstanding membership interests of Semilab USA from the Seller (the “Transaction”), subject to the satisfaction of customary closing conditions, including the expiration or termination of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and receipt of Hungarian foreign direct investment approval. Hungarian foreign direct investment approval was received in September 2025.

On September 25, 2025, each of the Company and the Seller received a request for additional information and documentary material (a “Second Request”) from the U.S. Department of Justice (the “DOJ”) in connection with the Transaction. The Second Request extends the waiting period imposed by the HSR Act to 30 days after the Company and the Seller have substantially complied with the Second Request, which could take a significant amount of time.

In response to the Second Request, and in order to increase the likelihood of a timely closing for the Transaction, on October 9, 2025, the parties entered into an amendment to the Purchase Agreement (the “Purchase Agreement Amendment”), pursuant to which the parties agreed that the Fourier-Transform infrared spectroscopy reflectometry systems business conducted by the Seller and its affiliates (the “EIR Business”) would not be included in the Transaction and would instead be retained by the Seller. The Purchase Agreement Amendment amends the purchase price that the Company will pay to the Seller in the Transaction to $432,310,000 in cash (subject to certain customary purchase price adjustments) and 641,771 shares of the Company’s common stock, par value $0.001 per share. This represents a reduction of approximately $50 million in purchase price to approximately $495 million based upon the closing value of the Company’s common stock on June 27, 2025.

The Company and the Seller intend to withdraw their existing HSR Act filings with the DOJ, and submit a notification and report form with the DOJ and the Federal Trade Commission (the “FTC”) with respect to the Transaction as amended pursuant to the Purchase Agreement Amendment. Closing of the Transaction is subject to the expiration or termination of any waiting period applicable under the HSR Act, and the Company and the Seller intend to continue working cooperatively with the DOJ and/or the FTC to obtain regulatory clearance for the Transaction as expeditiously as possible.

The foregoing description of the Purchase Agreement Amendment is qualified entirely by reference to the full text of the Purchase Agreement Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement Amendment has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Semilab USA, their respective subsidiaries or any of the other parties to the Purchase Agreement Amendment or any related documents.

Item 7.01. Regulation FD Disclosure

The EIR Business represents approximately $13 million, or 10%, of estimated 2025 revenue for Semilab USA. The Company expects that the business to be acquired, excluding the EIR Business, pursuant to the amended Transaction will generate approximately $120 million in annual revenue and will increase earnings per share by approximately 10% in the first year following the close of the transaction. Additionally, the Company affirms its third quarter guidance, initially provided on August 7, 2025.

The Company continues to anticipate that the Transaction will be completed in 2025.

The information contained in Item 7.01 of this Current Report on Form 8-K shall be deemed furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Amendment to Equity Purchase Agreement, dated as of October 9, 2025, by and among Onto Innovation Inc., Semilab USA LLC, Semilab International Zrt. and Semilab Zrt.*
104	Cover Page Interaction Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include statements relating to its projected financial performance and the projected financial performance of the acquired business; the Company’s business momentum and future growth; the benefit to customers and the capabilities of the Company’s products and customer service; the Company’s ability to both deliver products and services consistent with our customers’ demands and expectations and strengthen its market position, the Company’s beliefs about market opportunities, the timing and ability of the Company to complete the Transaction, the benefits of the Transaction to the Company, its stockholders and its customers, as well as other matters that are not purely historical data. The Company wishes to take advantage of the “safe harbor” provided for by the Act and cautions investors not to place undue reliance on any forward-looking statements and that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond the Company’s control. Such factors include, but are not limited to, one or more closing conditions to the Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the proposed Transaction, or may require conditions, limitations, or restrictions in connection with such approvals; the risk that the Transaction may not be completed in the time frame expected by the Company, or at all; unexpected costs, charges, or expenses resulting from the Transaction; failure to realize the anticipated benefits of the Transaction, including as a result of delay in completing the Transaction or integrating the acquired business with the business of the Company; difficulties and delays in achieving revenue and cost synergies anticipated to be realized from the Transaction; the occurrence of any event that could give rise to termination of the Transaction; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company or the acquired business to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders, strategic partners and other business relationships and on their operating results and business generally; the Company’s ability to deploy its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; its ability to adequately protect its intellectual property rights and maintain data security; its ability to effectively maneuver global trade issues and changes in trade and export license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by the Company are available in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on the Company’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance or achievements. The Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K, except as required by law. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K should be deemed to constitute an update or re-affirmation of these statements as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onto Innovation Inc.

Date:	October 10, 2025	By:	/s/ Yoon Ah Oh
Senior Vice President, General Counsel & Corporate Secretary